Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Multi Packaging Solutions International Limited. (the “Company”) on Form 10-Q for the quarter ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 12, 2015

/s/ Marc Shore
Name:	Marc Shore
Title:	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

Date: November 12, 2015

/s/ William H. Hogan
Name:	William H. Hogan
Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)